Exhibit 10-s

             AMENDMENT NO. 2 TO CREDIT AGREEMENT


     This Amendment No. 2 (this "Amendment") dated as of
January 23, 2001 is among KLT Inc. (the "Borrower"), the undersigned Lenders and Bank One, NA, as agent for the Lenders (in such capacity, the "Agent").

                    W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 30, 2000 (as previously amended, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in certain respects more fully described below;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     SECTION 1 DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Effective upon the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows:

     (a) Article I is amended by adding the following new definitions in proper alphabetical sequence:

          "Exchange Notes" means notes issued from time to time by DTI in exchange for DTI Notes, which notes shall have interest rates and maturity dates not greater than those of the DTI Notes as in effect on January 2, 2001.

          "Tender Line Facility" means a credit facility entered into by DTI providing for loans to DTI, in an aggregate amount not exceeding $95,000,000, to finance the purchase of DTI
     Notes.

          "Working Capital Facility" means a working capital facility entered into by DTI or a Subsidiary thereof providing for loans to DTI or such Subsidiary, in an aggregate amount not exceeding $100,000,000, to be used for operations and capital expenditures.

     (b) Article I is further amended by (i) deleting the definitions of "Bridge Loan Effective Date" and "Bridge Loan
     Facility"; (ii) deleting the proviso at the end of

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     "Facility Termination Date"; and (iii) deleting the existing definition of "Floating Rate" and substituting the following therefor:

          "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate as in effect on such day.

     (c) Section 6.11 is amended by deleting the existing clauses (ix), (x) and (xi) and inserting the following new clauses (ix) and (x) in proper order:

          (ix) Indebtedness of DTI and its Subsidiaries under the DTI Notes, the Exchange Notes, the Working Capital Facility and the Tender Line Facility in an aggregate principal amount not at any time exceeding $480,000,000 (plus any increase in the accreted value after January 1, 2001).

          (x)  One or more costless collars or similar
               derivative transactions which effectively fix the downside market risk of the value of the shares of the Evergreen Resources, Inc. common stock received pursuant to the sales of certain properties of a Subsidiary of KLT Gas Inc. as set forth on Schedule 1 to Amendment No. 1 to this Agreement.

     (d) Section 6.16 is amended by (i) deleting the proviso in clause (ix) and substituting "provided that the aggregate cash amount paid for the purchase or redemption of DTI Notes shall not exceed $95,000,000 and the aggregate amount paid to purchase or redeem all of the DTI Warrants shall not exceed $6,000,000" therefor, and (ii) deleting the amount "$125,000,000" in clause (x) and substituting "$60,000,000" therefor.

     (e) Section 6.18 is amended by adding the following clause (xvi) and (xvii):


          (xvi)   Liens on the capital stock of the
                  Subsidiaries of DTI owned by DTI to secure the obligations of DTI under the Tender Line
                  Facility and the Exchange Notes.


          (xvii)  Liens on the assets of the Subsidiaries
                  of DTI to secure the obligations of such Subsidiaries under the Working Capital Facility.

SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the
Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants that:

     (a)  The representations and warranties set forth in Article
V of the Credit

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Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof.

     (b) No Default or Unmatured Default exists on the date hereof.

SECTION 4 EFFECTIVE DATE. This Amendment shall become effective as of the date first written above upon receipt by the Agent of each of the following:

     (a) Counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

     (b) The Third Restated and Amended Support Agreement in the form of Exhibit A hereto signed by Kansas City Power & Light Company and the Borrower.

     (c) An amendment fee for each Lender which, on or before 5:00 p.m. (Chicago time) on January 23, 2001, executes and delivers to the Agent (by facsimile or otherwise) a counterpart hereof, such fee to be in an amount equal to 0.075% of such Lender's Commitment.

     SECTION 6 RATIFICATION. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

     SECTION 7 REFERENCES TO CREDIT AGREEMENT. From and after the effective date hereof, each reference in the Credit Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Credit Agreement in any and all other agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as amended by this Amendment.

     SECTION 8 COSTS AND EXPENSES. The Borrower agrees to pay all costs, fees and out of pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     SECTION 9 CHOICE OF LAW. THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE
LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     SECTION 10 EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Borrower, the undersigned
Lenders and the Agent have executed this Amendment as of the date first above written.

               KLT INC.

               By: /s/Frank R. Clark
               Name:  Frank R. Clark
               Title: Vice President and Chief Financial
                      Officer


               BANK ONE, NA, individually as a Lender and as Agent

               By: /s/William N. Banks
               Name:  William N. Banks
               Title: First Vice President


               ABN AMRO BANK N.V.

               By: /s/Kris A. Grosshans
               Name:  Kris A. Grosshans
               Title: Group Vice President

               By: /s/Jeffrey Dodd
               Name:  Jeffrey Dodd
               Title: Group Vice President

               W E S T D E U T S C H E LA N D ES B A NK
               GIROZENTRALE, NEW YORK BRANCH,
               individually as a Lender and as
               Documentation Agent

               By: /s/Duncan M. Robertson     /s/Monika K. Kump
               Name:  Duncan M. Robertson        Monika K. Kump
               Title: Director                   Manager

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               By:  _______________________
               Name:_______________________
               Title:______________________


               COMMERZBANK AKTIENGESELLSCHAFT, NEW
               YORK AND GRAND CAYMAN BRANCHES,
               individually as a Lender and as
               Syndication Agent

               By:  _______________________
               Name:_______________________
               Title:______________________


               By:_________________________
               Name:_______________________
               Title:______________________


               THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
               BRANCH

               By: /s/John S. Sneed, Jr.
               Name:  John S. Sneed, Jr.
               Title: Senior Vice President

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